UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

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THE SWISS HELVETIA FUND, INC.
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THE SWISS HELVETIA FUND, INC.

615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 11, 2020

________________________________________

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11 a.m., on September 11, 2020, at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York 10036, for the following purposes:

1. To elect five Directors each to serve for a one-year term.

2. To ratify the selection by the Fund's Board of Directors of Tait, Weller & Baker, LLP as the Fund's independent registered public accounting firm for the year ending December 31, 2020.

3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund's Board of Directors has fixed the close of business on July 17, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

We currently intend to hold the Meeting in person. However, we are actively monitoring the COVID-19 situation, and are focused on the wellbeing of our stockholders as well as the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the Meeting as promptly as practicable. Alternative arrangements may include changing the date, time or location of the Meeting or holding the Meeting solely by means of remote communication. We will make any such announcement by issuing a press release, filing definitive additional materials with the Securities and Exchange Commission (“SEC”) and such other steps as are reasonably necessary to inform stockholders of the change. If you are planning to attend the Meeting in person, please check our website (www.swzfund.com) or our public filings with the SEC (www.sec.gov) prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

You are cordially invited to attend the Meeting.  Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy.  Please see the enclosed Proxy for additional instructions on how to vote by telephone or through the Internet.  The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Rajeev Das
Dated: July 24, 2020	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Form of Proxy for the Fund also are available to you on the Fund's website at www.swzfund.com.  You are encouraged to review all of the information contained in the Proxy materials before voting.

THE SWISS HELVETIA FUND, INC.
615 East Michigan Street
Milwaukee, Wisconsin 53202

ANNUAL MEETING OF STOCKHOLDERS
September 11, 2020

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at 11:00 a.m., on Friday, September 11, 2020, at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York.  The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.  It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders of record on or about July 24, 2020.

About the Fund

The Fund's investment adviser and sub-investment adviser are Schroder Investment Management North America Inc. ("SIMNA") and Schroder Investment Management North America Ltd. ("SIMNA Ltd." and together with SIMNA, "Schroders"), respectively.  The executive offices of the Fund and SIMNA are located at 7 Bryant Park, New York, NY 10018.  The executive offices of SIMNA Ltd. are located at 31 Gresham Street, London, EC2V 7QA, United Kingdom.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC (“USB”), and its executive offices are located at 615 East Michigan Street, Milwaukee, Wisconsin.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy.  However, if no instructions are specified, the shares will be voted "FOR" the election of each nominee for Director and "FOR" the ratification of the Fund's independent registered public accounting firm.  A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person.  Attending the Meeting will not automatically revoke a previously executed Proxy.  Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and "broker non-votes" will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a Proposal.  As a result, because approval of Proposal 2 requires a majority of the Fund's shares present in person or represented by Proxy and entitled to vote on the Proposal to vote "FOR" such Proposal and abstentions and "broker non-votes" are not votes cast "FOR" a Proposal, they will have the effect of a vote "AGAINST" Proposal 2.  A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

A quorum of stockholders is constituted by the presence in person or represented by Proxy of the holders of the Fund's outstanding shares of common stock entitled to cast a majority of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, one or more adjournments of the Meeting may be proposed, including to permit further solicitation of Proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or represented by Proxy and entitled to vote at the Meeting.  If an adjournment is proposed, the persons named as Proxies will vote thereon according to their best judgment in the interest of the Fund.

The Board of Directors has fixed the close of business on July 17, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof.  On that date, the Fund had 13,262,011 shares of common stock outstanding and entitled to vote.  Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Stockholders are not entitled to any appraisal rights as the result of any Proposal.

If you wish to attend the Meeting in person, whether or not you hold your shares in your own name, you will need to present satisfactory evidence of your identity, which for this purpose is a valid U.S. federal or state government issued picture identification, such as a driver’s license or passport.

The Board of Directors knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2019 and its most recent Semi-Annual Report to any stockholder upon request.  Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, or by calling the Fund's toll-free telephone number:  1-800-730-2932.

PROPOSAL 1:  TO ELECT FIVE DIRECTORS

The Fund has completed its transition from a classified structure in which each class of directors has historically been elected for a three-year term to a non-classified structure in which each director is elected annually for one year. Accordingly, each Director is now elected annually for a one year term to serve until the next annual meeting of stockholders and until his respective successor is duly elected and qualifies.

The number of Directors currently is five: Andrew Dakos, Richard Dayan, Phillip F. Goldstein, Gerald Hellerman and Moritz A. Sell.

At a meeting held on March 27, 2020, each of Messrs. Dakos, Dayan, Goldstein, Hellerman and Sell was nominated by the Governance/Nominating Committee of the Board of Directors.  On the same date, the Board of Directors of the Fund unanimously proposed Messrs. Dakos, Dayan, Goldstein, Hellerman and Sell to serve as the nominees for election at this Meeting.

Required Vote and the Board's Recommendation

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy "FOR" the election of the nominees of the Fund listed above.  Each nominee has indicated he or she will serve, if elected, but if either such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director.  Each of the nominees currently is a member of the Board of Directors.

Please see “Certain Information Concerning Directors and Executive Officers” and “Additional Information about the Fund’s Directors” below in this Proxy Statement for additional information concerning the nominees.

In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an Executive Officer of the Fund.  All of the information is as of December 31, 2019, except that information regarding age and shares beneficially owned is as of July 17, 2020.  The information with respect to the Directors is separately stated for Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (each such Director, a "Non-Interested Director") and the Director who is deemed to be an "interested person" of the Fund under the 1940 Act.

As of the record date, the Directors and their immediate family members did not own beneficially or of record any securities in Schroders or any affiliate thereof.

Directors who are not “interested persons” of the Fund
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Richard Dayan Age: 77	Director (2018); Member of the Audit Committee (2018); Member of the Governance/ Nominating Committee (2018)	President and owner of Cactus Trading since 1990	Trustee of High Income Securities Fund since 2018; Director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.) until 2016	0 $0

Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Phillip F. Goldstein Age: 75	Director (2018); Member and Chair of the Governance/ Nominating Committee (2018)
Member of Bulldog Investors, LLC since 2009;
Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds since 2009; Principal of the managing general partner of Bulldog Investors General Partnership

Chairman and Director of The Mexico Equity and Income Fund, Inc. since 2000; Chairman, Director and Secretary of Special Opportunities Fund, Inc. since 2009; Chairman, Trustee and Secretary of High Income Securities Fund since 2018; Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017; Director, MVC Capital, Inc. since 2012; Trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) since 2016; Chairman and Director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.) until 2017
115,747 Over $100,000
Gerald Hellerman Age: 82	Director (2018); Member of the Audit Committee (2018); Member and Chair of the Pricing Committee (2018)
Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. from 2001 through March 31, 2020 and of Special Opportunities Fund, Inc. from 2009 through March 31, 2020; Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013)

Director of Mexico Equity and Income Fund, Inc. since 2001; Special Opportunities Fund, Inc. since 2009; MVC Capital, Inc. since 2003; Trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) since 2017; Trustee of Fiera Capital Series Trust since 2017; Trustee of High Income Securities Fund since 2018; Director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.) until 2017; Ironsides Partners Opportunity Offshore Fund Ltd. until 2016
4,190 $10,001-$50,000
Moritz A. Sell Age: 52	Director (2017); Member and Chair of the Audit Committee (2017); Lead Independent Director (2018)
Principal, Edison Holdings GmbH; Senior Advisor, Markston International LLC; Director, Market Strategist and Head of Proprietary Trading (London Branch), Landesbank Berlin AG and Landesbank Berlin Holding AG (formerly, Bankgesellschaft Berlin AG) from 1996 to 2013

Trustee of High Income Securities Fund since 2018; Director of FAX (Aberdeen Asia Pacific Income Fund) and FCO (Aberdeen Global Income Fund) since 2018; Director of IAF (Aberdeen Australia Equity Fund) since 2004; Director of Aberdeen Greater China Fund until 2018; Chairman and Director of Aberdeen Singapore Fund until 2018
5,242 $10,001-$50,000

Director who is an “interested person” of the Fund
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Andrew Dakos* Age: 54	Director (2017) and Chairman (2018); President and Chief Executive Officer (2019)
Member, Bulldog Investors, LLC; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds; Principal of the managing general partner of Bulldog Investors General Partnership

President and Director of Special Opportunities Fund, Inc. since 2009; Trustee, Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) since 2015; President and Trustee of High Income Securities Fund since 2018; Director, Brookfield DTLA Fund Office Trust Investor Inc. since 2017; Director, Emergent Capital, Inc. until 2017; Director of The Mexico Equity and Income Fund, Inc. until 2015
1,064 $1-$10,000

*	Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act as a result of his position as President and Chief Executive Officer of the Fund.

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2019.

Name, Address[1] & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Officers[2]
Andrew Dakos Age: 54	President and Chief Executive Officer; Director and Chairman.	President and Chief Executive Officer since 2019; Chairman since 2018; Director since 2017
Member, Bulldog Investors, LLC; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds; Principal of the managing general partner of Bulldog
Investors General Partnership
1,064 $1-$10,000
Thomas Antonucci Age: 51	Chief Financial Officer	Since 2019	Director of Operations, Bulldog Investors, LLC; Chief Financial Officer and Treasurer of Special Opportunities Fund; Treasurer of High Income Securities Fund	0 $0
Stephanie Darling Age: 50	Chief Compliance Officer	Since 2019
General Counsel and Chief Compliance Officer of Bulldog Investors, LLC since 2012; Chief Compliance Officer: High Income Securities Fund since 2018, Mexico Equity and Income Fund since 2020, Special Opportunities Fund since 2020, and Crossroads Capital, Inc. (until 2017) ; Principal of The Law Office of Stephanie Darling; Editor in Chief of The Investment Lawyer
0 $0

Rajeev Das Age: 51	Secretary	Since 2019	Head of Trading, Bulldog Investors, LLC	32 $1-$10,000

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

The Fund's Executive Officers are elected annually by the Board of Directors generally at its regular meeting in connection with the Annual Meeting of Stockholders.

Additional Information about the Fund's Board of Directors

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  The Board of Directors provides oversight with respect to the Fund's governance, operations, performance and stockholder relations.  In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund's investment adviser, SIMNA, the Fund's sub-investment adviser, SIMNA Ltd., the Fund's independent registered public accounting firm, Tait, Weller & Baker, LLP ("Tait Weller"), the Fund's administrator and fund accountant, USB, and Fund management.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have the primary responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including SIMNA's Chief Operating Officer, the Fund's and SIMNA's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee meets during its scheduled meetings, and, between meetings, the Audit Committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Principal Financial Officer.  The Board also receives periodic presentations from senior personnel of Schroders or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, Schroders and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from the Fund's Chief Compliance Officer and counsel to the Fund regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of a fund's board members not be "interested persons" (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund's investment adviser ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of a fund's board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, more than 75% of the Board of Directors and the chair of each of the Board's permanent committees, is comprised of Non-Interested Directors.  The Board has determined that its leadership structure is appropriate in light of the services that Schroders provides to the Fund and potential conflicts of interest that could arise from that relationship.

Information about Each Director's Experience, Qualifications, Attributes or Skills.  The Board of Directors believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The Board's Governance and Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Information about each Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.  Each Director satisfies the Fund's Director qualification requirements set forth in the Governance and Nominating Committee Charter, which is attached as Exhibit A to the Proxy Statement.

•
Andrew Dakos – Mr. Dakos, the Chairman of the Board of the Fund, has over 18 years of investment management experience. In 2019 Mr. Dakos was appointed as the Fund’s President and Chief Executive Officer concurrent with the resignation of representatives of Schroders as the Fund’s executive officers.  He is currently a member of Bulldog, which serves as the investment adviser of separately-managed accounts and Special Opportunities Fund, Inc. (“SPE”) a publicly-traded closed end fund.  Mr. Dakos currently serves as president and a director of SPE; as a trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.); as a director of Brookfield DTLA Fund Office Trust Investor Inc.; and as president, member of the Interim Investment Committee, and a trustee of High Income Securities Fund.  Mr. Dakos previously served as a director of The Mexico Equity and Income Fund, Inc. and Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.).

•
Richard Dayan – Mr. Dayan is the owner, and has served as the President of Cactus Trading, an importer and exporter of clothing and accessories, since 1990. Mr. Dayan currently serves as a trustee of High Income Securities Fund and previously served a director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.). Mr. Dayan is a member of the Fund’s Audit Committee and its Governance / Nominating Committee.

•
Phillip F. Goldstein – Mr. Goldstein has over 25 years of investment management experience. He is currently a member of Bulldog, which serves as the investment adviser of such private investment partnerships, separately-managed accounts, and SPE. Mr. Goldstein currently serves as Chairman and a director of The Mexico Equity and Income Fund, Inc.; as Chairman and a director of SPE; as Chairman, Secretary, member of the Interim Investment Committee, and as a trustee of High Income Securities Fund; as a director of Brookfield DTLA Fund Office Trust Investor Inc.; as a director of MVC Capital, Inc.; and as a trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.). Mr. Goldstein previously served as Chairman and a director of Emergent Capital Inc. (formerly, Imperial Holdings, Inc.). Mr. Goldstein also serves as the Chair of the Fund’s Governance / Nominating Committee.

•
Gerald Hellerman – Mr. Hellerman currently serves as a director of The Mexico Equity and Income Fund, Inc.; as a director of SPE; as a director of MVC Capital, Inc.; as a trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.); and as a trustee of Fiera Capital Series Trust; and as a trustee of High Income Securities Fund. Until his resignation effective March 31, 2020, he was the Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. since 2001 and of SPE since 2009. Mr. Hellerman was formerly the managing director of Hellerman Associates, a financial and corporate consulting firm (which commenced operations in 1993 and terminated activities as of December 31, 2013). Mr. Hellerman previously served as a director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.), and as a director of Ironsides Partners Opportunity Offshore Fund Ltd. Mr. Hellerman is a member of the Fund’s Audit Committee and is the sole member of the Fund’s Pricing Committee.

•
Moritz A. Sell – Mr. Sell currently serves as Principal of Edison Holdings GMBH, a commercial real estate and venture capital firm, and as Senior Advisor to Markston International LLC, an independent investment manager.  From 1996 to 2013, he served as a Director, Market Strategist and Head of Proprietary Trading (London Branch) of Landesbank Berlin AG and its predecessor, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG).  Mr. Sell currently serves as a trustee of High Income Securities Fund; as a director of FAX (Aberdeen Asia Pacific Income Fund); as a director of FCO (Aberdeen Global Income Fund); and as a director of Aberdeen Australia Equity Fund. Mr. Sell previously served as chairman and a director of Aberdeen Singapore Fund and as a director of Aberdeen Greater China Fund.  Mr. Sell is the Fund’s Lead Independent Director and also serves as the Chair of the Fund’s Audit Committee.

Board Committees, Meetings and Compensation

The Board has three standing Committees:  the Audit Committee, the Governance and Nominating Committee and the Pricing Committee.  Each Committee is composed entirely of Non-Interested Directors.  Where deemed appropriate, the Board may constitute ad hoc committees.

Audit Committee.  The current members of the Audit Committee of the Board of Directors are Ms. Hoysradt and Messrs. Calhoun and Sell.  Mr. Sell serves as Chair of the Audit Committee.  Each member of the Committee is "independent" under the listing standards of the New York Stock Exchange ("NYSE").

Pursuant to the Audit Committee Charter adopted by the Board, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance.  The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm.  The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund.  The Audit Committee held five meetings during the year ended December 31, 2019.  The Fund’s Audit Committee Charter is available on the Fund’s website at www.swzfund.com.

Governance and Nominating Committee.  The Board has a Governance and Nominating Committee whose current members are Messrs. Dayan and Goldstein. Mr. Goldstein serves as Chair of the Governance and Nominating Committee.  Each member of the Committee is currently “independent” under the listing standards of the NYSE.

Among other responsibilities, the Governance and Nominating Committee selects and nominates persons for election or appointment by the Board and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance and Nominating Committee to be appropriate.  In evaluating potential nominees, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes.  Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance and Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance and Nominating Committee Charter and the Fund’s By-Laws.  Any such recommendations should be submitted to the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Governance and Nominating Committee held three meetings during the year ended December 31, 2019.  The Fund does not provide a copy of the Governance and Nominating Committee Charter on its website, but the Fund’s current Governance and Nominating Committee Charter is attached as Exhibit A to the Proxy Statement.

Pricing Committee.  The Board of Directors has a Pricing Committee whose sole member is Mr. Hellerman, who serves as Chair of the Pricing Committee.  The Pricing Committee oversees the fair valuation of the Fund's portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable.  The Pricing Committee held one meeting during the year ended December 31, 2019.

During the year ended December 31, 2019, the Board met nine times.  Each member of the Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which he served.  The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders.  Messrs. Dakos and Goldstein attended the 2019 Annual Meeting.

During the year ended December 31, 2019, the Fund paid each Non-Interested Director an annual retainer of $42,000, except for the Chairman of the Board to whom the Fund paid $56,000 and for the Chairs of the three standing Committees to each of whom the Fund paid $48,000.  In addition, the Fund paid each Non-Interested Director $2,000 for each in-person Board meeting attended, and $750 for each telephonic Board meeting attended. The Fund also paid each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended.  Each Non-Interested Director may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund.  Finally, the Fund reimburses the Directors for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings.

During the year ended December 31, 2019, the Directors and officers received from the Fund individual compensation for their services as directors (exclusive of reimbursed expenses) and officers, as set forth below.

Name of Person and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Andrew Dakos, Chair of the Board, President and Chief Executive Officer	$68,606	$0	$0	$68,606
Richard Dayan	$45,000	$0	$0	$45,000
Phillip F. Goldstein, Chair of the Governance and Nominating Committee	$47,750	$0	$0	$47,750
Gerald Hellerman, Chair of the Pricing Committee	$48,500	$0	$0	$48,500
Moritz A. Sell, Chair of the Audit Committee	$47,970	$0	$0	$47,970
Thomas Antonucci, Chief Financial Officer	$17,106	$0	$0	$17,106
Stephanie Darling, Chief Compliance Officer	$45,945	$0	$0	$45,945
Rajeev Das, Secretary	$17,106	$0	$0	$17,106
TOTAL REMUNERATION:	$337,983	$0	$0	$337,983
_________________________________

Security Ownership of Certain Beneficial Owners

As of the record date, no stockholder, to the knowledge of the Fund, based on Schedule 13G filings with the Commission, beneficially owned more than five percent of the Fund's outstanding shares of common stock, except as listed below:

Name of Person	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
RiverNorth Capital Management, LLC[1]	881,134	6.64%
Wells Fargo & Company[2]	721,981	5.44%
 _____________________________

[1]
RiverNorth Capital Management, LLC, 325 N. La Salle Street, Suite 645, Chicago, IL 60654-7030, filed on February 13, 2020 a beneficial ownership report on Schedule 13G with the Commission reporting beneficial ownership as of December 31, 2019.

[2]
Wells Fargo & Company,420 Montgomery Street, San Francisco, California 94163, on behalf of certain of its subsidiaries and the advisory clients thereof, filed on January 24, 2020 a beneficial ownership report on Schedule 13G with the Commission reporting beneficial ownership as of December 31, 2019.

PROPOSAL 2:  SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 27, 2020, the Audit Committee of the Fund's Board of Directors recommended, and the Board of Directors approved and ratified, Tait, Weller & Baker, LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2020.  Based principally on representations from Tait Weller, the Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund.  Tait Weller has served as the independent registered public accounting firm for the Fund since December 23, 2016.  No representative of Tait Weller is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

Neither the Fund's Certificate of Incorporation or its By-Laws requires that the stockholders ratify the appointment of Tait Weller as the Fund's independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice.  If the stockholders do not ratify the appointment, the Audit Committee and the Fund's Board of Directors will reconsider whether or not to continue to retain Tait Weller, but may decide to do so.  Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Fund and its stockholders.

Certain Information Concerning Tait, Weller & Baker, LLP

(a) Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by Tait Weller for the audit of the Fund's annual financial statements, or services that are normally provided by Tait Weller in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in each of 2018 and 2019.

(b) Audit-Related Fees.  There were no fees billed in the Reporting Periods for assurance and related services rendered by Tait Weller that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) above.

In addition, there were no fees billed by Tait Weller in the Reporting Periods for assurance and related services rendered by Tait Weller to Schroders or any entity controlling, controlled by or under common control with Schroders that provides ongoing services to the Fund ("Service Affiliates") which were required to be pre-approved by the Audit Committee as described below.

(c) Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by Tait Weller for tax compliance, tax advice and tax planning ("Tax Services") were $5,500 in each of 2018 and 2019.  These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees.  Tait Weller did not provide any additional products or services to the Fund in the Reporting Periods, other than the services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies.  The Audit Committee pre-approves Tait Weller's engagements for audit and non-audit services to the Fund, and non-audit services to Schroders and Service Affiliates on a case-by-case basis as required.  Pre-approval considerations include whether the proposed services are compatible with maintaining Tait Weller's independence.

Non-Audit Fees.  The aggregate non-audit fees billed in the Reporting Periods by Tait Weller for services rendered to the Fund were $5,500 in each of 2018 and 2019.  These aggregate non-audit fees include the Tax Services described above.  There were no fees billed by Tait Weller in the Reporting Periods for non-audit services rendered by Tait Weller to Schroders or Service Affiliates.

Auditor Independence.  The Audit Committee considers whether the provision of any non-audit services rendered to Schroders or Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining Tait Weller's independence.

Required Vote and the Board's Recommendation

The selection of the Fund's independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by Proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE
"FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF TAIT, WELLER & BAKER, LLP
AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2020.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund's financial reporting process.  The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund's website at www.swzfund.com.  As set forth in the Charter, management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Fund's independent registered public accounting firm, Tait Weller, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee considered and discussed the December 31, 2019 audited financial statements with management and with Tait Weller.  The Committee also discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications With Audit Committees, as currently in effect.  Finally, the Committee reviewed the written disclosures and the letter from Tait Weller required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and discussed with Tait Weller the auditors' independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting.  Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Tait Weller.  Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's 2019 financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles, nor do they assure Tait Weller's independence.  Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2019, and filed with the Commission.

Moritz A. Sell, Audit Committee Chair
Richard Dayan
Gerald Hellerman

Dated:  February 20, 2020

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting.  Should any other matter requiring a vote of stockholders properly arise, however, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with the Directors should send communications to The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, Wisconsin 53202, to the attention of the Secretary.  The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 under the Exchange Act, stockholder proposals intended to be presented at the 2021 Annual Meeting must be received by the Fund on or before March 23, 2021 in order to be considered for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.  In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2021 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, Wisconsin 53202, between June 13, 2021 and May 14, 2021.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary.  If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting Proxies on behalf of the Board of Directors.  In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund's Directors and officers without additional compensation.  Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of Proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.  If you have any questions concerning this Proxy solicitation, please contact USB at (414) 765-4255.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity.  In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy in the mail.  Within 72 hours of receiving a stockholder's telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.  Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

HOUSEHOLDING

Please note that only one Annual Report or most recent Quarterly Report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an Annual Report or Semi-Annual Report or Proxy Statement, or for instructions as to how to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above.  Pursuant to a request, a separate copy will be delivered promptly.

VOTING RESULTS

The Fund will advise stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY BY MAIL OR BY VOTING BY TELEPHONE OR THROUGH THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY.

If you have any questions concerning this Proxy solicitation, please contact USB at (414) 765-4255.

Rajeev Das
Dated: July 24, 2020	Secretary

EXHIBIT A

GOVERNANCE AND NOMINATING COMMITTEE
CHARTER AND PROCEDURES

The Swiss Helvetia Fund, Inc.

Organization

The Governance and Nominating Committee (the "Committee") of the Fund shall be composed solely of Directors ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chair of the Committee.  Among other responsibilities, the Committee shall (i) select and nominate persons for election or appointment by the Board as Directors of the Fund, (ii) oversee the annual assessment of the effectiveness of the Board as set forth below and (iii) oversee such other matters of Fund governance as may be delegated to it by the Board or determined by the Committee to be appropriate, including matters that are required by the 1940 Act to be considered by the Independent Directors acting separately (including those matters described in Appendix A hereto).

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by stockholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

The Committee also may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders.  The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, Wisconsin 53202.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

Each year, prior to the meeting at which the Committee considers the nomination of incumbent Directors for re-election by the Fund's stockholders, each Independent Director may, if he or she believes it necessary, communicate privately with the Chair of the Board,* to discuss his or her views of the performance of the Board as a whole and, if appropriate, re-nominations to the Board of Directors.  The Chair shall review and consider the views, if any, of the Independent Directors and report to the Committee his conclusions.  The Committee will then discharge its responsibility to recommend appropriate changes, and re-nominations to the Board of Directors.

In the event that any such communication involves the renomination of the Chair of the Board as an Independent Director or as Chair of the Board, each Independent Director shall communicate privately with the Chair of the Committee, who in turn will follow the same procedure as outlined above to be followed by the Chair of the Board.

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Governance

On an annual basis, the Committee shall assess the effectiveness of the Board in the following matters and such other matters of the Board's effectiveness, as it deems appropriate and orally report its findings and any recommendations to the Board, to the extent necessary, for its consideration:

•	The Board's committee structure and matters delegated to such committees;

•	The matters covered by the Board in its annual cycle of meetings;

•	The number and duration of Board meetings; and

•	The number of interested and Independent Directors.

The Committee also shall consider such other matters of governance it deems appropriate and report its findings to the Board.

Meetings

The Committee shall meet annually and at such other times as may be necessary.

*	If the Chair is not an Independent Director, the Independent Directors will select each year one of theirnumber to perform these functions.

Review of Charter and Procedures

The Committee shall review the charter and procedures annually, as part of the Board self-assessment, and more frequently as otherwise necessary.

As Revised:  December 12, 2019

Appendix A

Matters Requiring Separate Approval by the Independent Directors

The 1940 Act requires that certain actions to be taken by a majority of the Directors also must be approved by a majority of the Independent Directors.  These actions include:

•	approval of procedures for purchase of securities during the existence of an underwriting syndicate where an affiliate is a principal underwriter of the security (Rule 10f-3);

•	approval of the investment advisory, subadvisory and underwriting contracts (Section 15);

•	approval of securities transactions between the Fund and certain affiliates (Rule 17a-7);

•	approval of a joint liability insurance policy with an affiliated person (Rule 17d-1(d)(7));

•	approval of written procedures for purchasing securities from an affiliated broker-dealer (Rule 17c-1);

•	approval of the fidelity bond and the designation of officers to make filings thereunder (Rule 17g-1((d));

•	approval of the code of ethics of the Fund and the code of ethics of the investment adviser and principal underwriter, and any material changes to these codes (Rule 17j-1);

•	approval of the Fund's independent registered public accounting firm (Section 32(a) and Rule 32a-3);

•
approval of the Fund's Rule 38a-1 compliance policies and procedures and the compliance policies and procedures of the Fund's investment adviser, principal underwriter, administrator and transfer agent (Rule 38a-1); and

•	approval of the designation, compensation and removal of the Fund's Chief Compliance Officer (Rule 38a-1).

Note: Rules 12b-1, 18f-3 and 22c-2 also require actions that must be approved by a majority of the Independent Directors, but do not apply to closed-end funds, including the Fund.

ANNUAL MEETING OF STOCKHOLDERS OF

THE SWISS HELVETIA FUND, INC.

September 11, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530000000000001000 6 091120

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Andrew Dakos
- ○ Richard Dayan
- ○ Phillip F. Goldstein
- ○ Gerald Hellerman
- ○ Moritz A. Sell

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This Proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this Proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. This Proxy also will be voted in the discretion of the named proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THE SWISS HELVETIA FUND, INC.

Proxy for Annual Meeting of Stockholders on September 11, 2020

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip F. Goldstein and Andrew Dakos, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of The Swiss Helvetia Fund, Inc. (the "Fund"), to be held at 11 a.m., on September 11, 2020, at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York 10036, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475